FIFTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Fifth Amendment to Loan and Security Agreement (the “Amendment”) is made and entered into as of June 30, 2014, by and between SQUARE 1 BANK (“Bank”) and GRIDSENSE INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of November 2, 2012 (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1)	Bank hereby consents to Borrower’s repayment of $275,000 in Subordinated Debt held by Acorn Energy, Inc. on or about February 11, 2014.

2)	The following defined term set forth in Exhibit A to the Agreement is hereby amended and restated, as follows:

“Revolving Maturity Date” means June 29, 2015.

3)	Pages 4 and 5 of the Schedule of Exceptions attached to the Agreement are hereby replaced in their entity with the new Pages 4 and 5 attached hereto as Appendix I.

4)	Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

5)	Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment.

6)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

7)	As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

a)	this Amendment, duly executed by Borrower;

Gridsense Inc. – 5th Amendment to LSA (Execution)

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b)	a Subordination Agreement, duly executed by Acorn Energy, Inc., and acknowledged by Borrower;

c)	payment of a $5,000 facility fee, which may be debited from any of Borrower’s accounts;

d)	payment for all Bank Expenses incurred through the date of this Amendment, including Bank’s expenses for the documentation of this Amendment, and any UCC, good standing or intellectual property search or filing fees, which may be debited from any of Borrower’s accounts; and

e)	such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[Signature Page Follows]

Gridsense Inc. – 5th Amendment to LSA (Execution)

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

GRIDSENSE INC.	SQUARE 1 BANK

By:	By:
Name:	Name:
Title:	Title:

[Signature Page to Fifth Amendment to Loan and Security Agreement]

Gridsense Inc. – 5th Amendment to LSA (Execution)

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APPENDIX I

Intellectual Property – Patents

PATENTS

Description	Application OR Serial Number	Application OR Filing Date
Systems & Methods for Providing Transformer Ratings using Harmonics Data	13/771270	2/20/2013

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Intellectual Property – Trademarks

TRADEMARKS

Description	Registration Number	Registration Date	Application Number	Application Date
GridSense	4312486	4/2/2013	85691621	7/31/2012
DistributionIQ	4318395	4/9/2013	85520790	1/19/2012
TransformerIQ	4264029	12/25/2012	85616898	5/4/2012
BreakerIQ	4013606	8/16/2011	85062546	6/14/2010
CableIQ	3991130	7/5/2011	85062531	6/14/2010
LineIQ	3991129	7/5/2011	85062524	6/14/2010

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